SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7887 East Belleview Avenue, Suite 1000, Englewood, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Item 5. Other Events and Regulation FD Disclosure.

On November 18, 2003, CSG Systems International, Inc. issued a press release announcing revised financial guidance for the full-year 2004 to include the impact of the voluntary stock option exchange program for eligible employees.

A copy of such press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibit

99.1	Press release of CSG Systems International, Inc. dated November 18, 2003.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2003

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese, Principal Accounting Officer

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CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated November 18, 2003.

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